Exhibit 10.11

AMENDMENT TO FIFTH AMENDED AND RESTATED

ASSIGNABLE OPTION AGREEMENT

THIS AMENDMENT TO FIFTH AMENDED AND RESTATED ASSIGNABLE OPTION AGREEMENT (this “Amendment”), is made and entered into as of July 29, 2009, by and among Prospect Medical Systems, Inc., a Delaware corporation (“PMS”), Prospect Medical Group, Inc., a California professional corporation (“PMG”), and Arthur Lipper, M.D. (“Shareholder”), with reference to the following facts:

RECITALS

A.                                   The parties hereto entered into that certain Fifth Amended and Restated Assignable Option Agreement, dated as of November 26, 2008 (the “Option Agreement”).

B.                                     Effective as of the date hereof, Prospect Medical Holdings, Inc., the parent company of PMS and an affiliate of PMG, refinanced its former senior credit facilities with a new senior secured notes facility and a revolving credit facility (the “Credit Facility Refinancing”).

C.                                     The parties desire to amend the Option Agreement to account for the Credit Facility Refinancing.

D.                                    The parties also desire to amend the Option Agreement to eliminate the option to purchase the assets of PMG and to leave only the option to purchase the stock of PMG.

NOW THEREFORE, the parties to this Amendment hereby agree as follows:

AGREEMENT

1.                                       References to Credit Facility.

a.                                       The first sentence of Section 1.4 of the Option Agreement is hereby amended to read, in its entirety, as follows:

“Except as set forth in the First Lien Pledge Agreement, dated as of July 29, 2009 (the “Pledge Agreement”), by and among Shareholder, PMG, PMS, Prospect Medical Holdings, Inc. (“Borrower”), and U.S. Bank National Association, as collateral agent, PMG shall not recognize any share transfer or other action not in compliance with the terms of this Agreement.”

b.                                      The first paragraph of Section 7.2 of the Option Agreement is hereby amended to read, in its entirety, as follows:

“Except as required under: (a) the Pledge Agreement; (b) the Indenture, dated as of July 29, 2009 (as amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), among (i) Borrower, (ii) certain of its subsidiaries and affiliates, as guarantors (the “Guarantors”), and (iii) U.S. Bank National Association, as trustee; (c) the Credit Agreement, dated as of July 29, 2009 (as amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement” and together with the Indenture, the “Credit Agreements”), among Borrower, the Guarantors, the lenders from time to time party thereto, and Royal Bank of Canada, as administrative agent; and (d) the other loan documents executed in connection with the Credit Agreements; without the prior written consent of PMS or the Applicable Management Companies, PMG and Shareholder shall not (and shall not permit any other Professional Corporation or Successor Physician to):”

2.                                       Elimination of Assets Option.

a.                                       Section 1.1 of the Option Agreement is hereby amended to read, in its entirety, as follows:

“1.1                           [Intentionally omitted.]”

b.                                      All references to the “Assets Option” are hereby deleted from the Option Agreement and all references to the “Option” shall henceforth refer only to the “Stock Option.”  All references to the “Assets Exercise Notice” are hereby deleted from the Option Agreement.  All references to the assignment or sale of “Assets” are hereby deleted from the Option Agreement, so that the Option Agreement shall henceforth only contain references to the assignment or sale of “Stock.”

3.                                       Full Force and Effect.  Except as provided above, the Option Agreement shall remain in full force and effect.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

“PMS”

PROSPECT MEDICAL SYSTEMS, INC.

By:	/s/ Samuel S. Lee
Name: Samuel S. Lee
Title: Chairman

“PMG”

PROSPECT MEDICAL GROUP, INC.

By:	/s/ Samuel S. Lee
Name: Samuel S. Lee
Title: Senior Vice President

“SHAREHOLDER”

/s/ Arthur Lipper, M.D.
Arthur Lipper, M.D.